  THIS WARRANT MAY NOT BE TRANSFERRED EXCEPT IN THE LIMITED CIRCUMSTANCES SET
                        FORTH HEREIN OR WITH THE PRIOR
                        WRITTEN CONSENT OF THE COMPANY




                         COMMON STOCK PURCHASE WARRANT

                              for the purchase of

                                 COMMON STOCK

                                      of

                        IMAGE GUIDED TECHNOLOGIES, INC.

                           (A COLORADO CORPORATION)

                     ORIGINAL ISSUE DATE:  MARCH 15, 1998


     IMAGE GUIDED TECHNOLOGIES, INC., a Colorado corporation (the "COMPANY"), for good and valuable consideration received, hereby certifies that IMPERIAL BANK, a California banking corporation, or registered assigns permitted hereunder (the "HOLDER"), is entitled to purchase from the Company, at any time or from time to time during the Warrant Exercise Period (as hereinafter defined), that number of shares of the Company's Common Stock, no par value per share ("COMMON STOCK"), as shall be equal to the Warrant Number (as hereinafter defined), at that price per share of Common Stock as shall be equal to the Purchase Price (as hereinafter defined).

1.   DEFINITIONS.

     For the purposes of this Warrant:

     "FAIR MARKET VALUE" means the average of the closing sale prices (if listed on a stock exchange or quoted on the Nasdaq National Market System or any successor thereto), or the average last price as reported in the Wall Street Journal if quoted on the NASDAQ small-cap market, or the average of the mean between the closing bid and asked prices (if otherwise publicly traded), of the Common Stock on each of the five (5) trading days prior to the date of exercise.

     "PURCHASE PRICE" means, initially, $2.65, subject to automatic adjustment from time to time in accordance with SECTION 3.

     "TERMINATION DATE" is defined in SECTION 7.

     "WARRANT EXERCISE PERIOD" means the period commencing with the original issue date of this Warrant and ending on the Termination Date.

     "WARRANT NUMBER" means, initially, 80,000, subject to automatic adjustment from time to time in accordance with SECTION 3.

2.   EXERCISE.

     (a) This Warrant may be exercised by the Holder, in whole or in part, by surrendering this

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

Warrant, with the purchase form appended hereto as EXHIBIT A, duly executed by such Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full by bank or certified check in lawful money of the United States, of the aggregate Purchase Price payable in respect of the total number of shares of Common Stock purchased upon such exercise.

     (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in SUBSECTION 2(a) above. At such time, the person or persons in whose name or names any certificates for or other instruments evidencing shares of Common Stock shall be issuable upon such exercise as provided in SUBSECTION 2(d) below shall be deemed to have become the holder or holders of record of the Common Stock represented by such certificates or other instruments.

     (c) (i) The Holder may at its sole option, and in lieu of paying the Purchase Price pursuant to SUBSECTION 2(a) hereof, exchange this Warrant in whole or in part for a number of shares of Common Stock as determined below. Such shares of Common Stock shall be issued by the Company to the Holder without payment by the Holder of any other exercise price or any cash or other consideration. The number of shares of Common Stock to be so issued to the Holder shall be equal to the quotient obtained by dividing (A) the Surrendered Value (as defined below) on the date of surrender of this Warrant pursuant to SUBSECTION 2(a), by (B) the Fair Market Value on the exchange date of one share of Common Stock.

               (ii) For the purposes of this SUBSECTION 2(c), the "SURRENDERED VALUE" of a portion of this Warrant on a given date shall be deemed to be the difference between (A) the aggregate Fair Market Value on such date of the total number of shares of Common Stock otherwise issuable upon exercise of such portion of the Warrant, MINUS (B) the aggregate Purchase Price of such total number of shares of Common Stock.

     (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Holder, or, subject to the terms and conditions hereof, as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full shares of Common Stock to which such Holder shall be entitled upon such exercise, PLUS, in lieu of any fractional share to which such Holder would otherwise be entitled, cash in an amount determined pursuant to
          SECTION 3 hereof, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the Warrant Number minus the number of such shares of Common Stock purchased by the Holder upon such exercise.

3.   ADJUSTMENTS; FRACTIONAL SECURITIES.

     (a) If, at any time after the original issue date of this Warrant, the outstanding Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be immediately and automatically proportionately and equitably reduced. If, at any time after the original issue date of this Warrant, the outstanding Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be immediately and automatically proportionately and equitably increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the maximum number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (b) If, at any time after the original issue date of this Warrant, there shall occur any capital reorganization or reclassification of the Common Stock (other than a change in par value or a subdivision or combination as provided for in SUBSECTION 3(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, or the payment of a liquidating distribution, then, as part of any such reorganization, reclassification, consolidation, merger, sale, automatic conversion or liquidating distribution, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof (to the extent, if any, still exercisable) the kind and amount of shares of stock or other securities or property which such Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger, sale, automatic conversion or liquidating distribution, as the case may be, such Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant such that the provisions set forth in this SECTION 3 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

     (c) In case the Company shall issue shares of Common Stock (excluding shares issued (i) in any of the transactions described in SUBSECTION 3(a) above or SUBSECTION 3(b) above, (ii) upon exercise of options granted to the Company's officers, employees, directors and consultants under a plan or plans adopted by the Company's Board of Directors, if such shares would otherwise be included in this SUBSECTION (c), and (iii) upon exercise of options and warrants outstanding at December 12, 1997, and this Warrant (and any warrants with the same terms as this Warrant)) for a consideration per share (the "OFFERING PRICE") less than the Purchase Price, the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in SUBSECTION 3(e) below) for the issuance of such additional shares would purchase at the Purchase Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made. When any such adjustment is required to be made in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing (A) an amount equal to the maximum number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (B) the Purchase Price in effect immediately after such adjustment.

     (d) In case the Company shall issue any securities convertible into or exchangeable for its Common Stock (excluding options and warrants which are governed by SUBSECTION (c) above) for a consideration per share of Common Stock (the "CONVERSION PRICE") initially deliverable upon conversion or exchange of such securities (determined as provided in SUBSECTION (e) below) less than the Purchase Price, the Purchase Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Purchase Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in SUBSECTION (e) below) for such securities would purchase at the Purchase Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such issuance is made.

     (e) For purposes of any computation respecting consideration received pursuant to SUBSECTIONS (c) and (d) above, the following shall apply:

          (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

          (iii) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this SUBSECTION (e)).

     (f) When any adjustment is required to be made in the Purchase Price or the Warrant Number, the Company shall promptly mail to the Holder a certificate setting forth the Purchase Price and the Warrant Number after such adjustment, and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in SUBSECTION 3(a), (b), (c) or (d) above.

     (g) The Company shall not be required, upon the exercise of this Warrant, to issue any fractional shares, but shall make an adjustment therefore in cash on the basis of the Fair Market Value of the Common Stock at the time of exercise.

4.   LIMITATION ON SALES, ETC.

     The Holder, and each subsequent holder of this Warrant, if any, acknowledges that this Warrant and the underlying shares of Common Stock have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "ACT"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Common Stock issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such underlying shares of Common Stock and registration or qualification of this Warrant or such underlying shares of Common Stock under any applicable Blue Sky or state securities laws then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

     Without limiting the generality of the foregoing, unless the offering and sale of the Common Stock to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Act, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the registered Holder shall have executed an investment letter in form and substance reasonably satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the registered Holder shall be bound by the provisions of a legend to such effect on the certificate(s) representing the Common Stock.

     In addition, without limiting the generality of the foregoing, the Company may delay issuance of the

Common Stock hereunder until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws), PROVIDED that the Company shall use all reasonable efforts in good faith to diligently pursue completion of such action or the receipt of such consent.

5.   NOTICES OF RECORD DATE, ETC.

     In case:

     (a) the Company shall take a record of the holders of Common Stock for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

     (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company, or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice, PROVIDED that the failure to so mail such notice shall not affect the legality or validity of any such action.

6.   RESERVATION OF STOCK, ETC.

     (a) The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such stock and other property as from time to time shall be issuable upon the exercise of this Warrant.

     (b) The Company further covenants that it will, at its expense, prior to the issuance of any Common Stock upon exercise of this Warrant, procure the listing on all stock exchanges (if any) on which the Common Stock is then listed of all such shares of Common Stock.

     (c) The Company will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution, issuance of capital stock or sale of treasury stock (otherwise than upon exercise of this Warrant) or sale of assets, or by any other act or deed, avoid or seek to avoid the material performance or observance of any of the covenants, stipulations or conditions in this Warrant to be observed or performed by the Company. The Company will at all times in good faith assist, insofar as it is able, in the carrying out of all of the provisions of this Warrant in a reasonable manner and in the taking of all other action which may be necessary in order to protect the rights hereunder of the Holder of this Warrant.

     (d) The Company will maintain an office where presentations and demands to or upon the Company in respect of this Warrant may be made. The Company will give notice in writing to the Holder, at the address of the Holder appearing on the books of the Company, of each change in the location of such office.

7.   TERMINATION.

     THIS WARRANT SHALL TERMINATE AND NO LONGER BE EXERCISABLE FROM AND AFTER 5:00 P.M., BOSTON TIME, ON MARCH 14, 2005 (THE "TERMINATION DATE").

8.   TRANSFERS, ETC.

     (a) The Company will maintain a register containing the names and addresses of the Holders of this Warrant. The Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

     (b) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Holder of this Warrant as the absolute owner hereof for all purposes.

9.   REPLACEMENT OF WARRANTS.

     Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

10.  MAILING OF NOTICES, ETC.

     All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing. All notices and other communications from the Holder of this Warrant or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal executive offices or at such other address as the Company shall so notify the Holder.

11.  NO RIGHTS AS STOCKHOLDER.

     Until the exercise of this Warrant, the Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

12.  CHANGE OR WAIVER.

     Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

13.  HEADINGS.

     The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.


14.  GOVERNING LAW.

     THE VALIDITY, CONSTRUCTION AND PERFORMANCE OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED IN AND PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REFERENCE TO ANY CHOICE OF LAW PRINCIPLES OF SUCH STATE. With respect to any suit, action or other proceeding arising out of this Warrant, or any other transaction contemplated thereby, the parties hereto expressly waive any right they may have to a jury trial and agree that any proceeding

6

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hereunder shall be tried by a judge without a jury.

     IN WITNESS WHEREOF, IMAGE GUIDED TECHNOLOGIES, INC. has caused this COMMON STOCK PURCHASE WARRANT to be signed in its corporate name and its corporate seal to be impressed hereon by its duly authorized officers on and as of March 15, 1998.

                              The Company:


[CORPORATE SEAL]              IMAGE GUIDED TECHNOLOGIES, INC.



                              By:       /s/ Jeffrey J. Hiller
                                 ---------------------------------
                                     Title: Vice President Finance


Attest:     /s/ Waldean Schulz
       ---------------------------------

                                   EXHIBIT A

                                 PURCHASE FORM

To:


     The undersigned, pursuant to the provisions set forth in the attached COMMON STOCK PURCHASE WARRANT, hereby irrevocably elects either (a) to purchase shares of Common Stock covered by such Warrant and herewith
------------------
makes payment of $            , representing the full purchase price for such
                  ------------
shares at the Purchase Price per share provided for in such Warrant, or (b) to surrender _________________ number of shares of such Warrant in exchange for the number of shares of Common Stock determined pursuant to SECTION 2(c) thereof.



Dated:                                  By:

                                   EXHIBIT B

                                ASSIGNMENT FORM


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers
unto:                              the right to purchase Common Stock
     -----------------------------
represented by this Warrant to the extent of                           shares,
                                            --------------------------
and does hereby irrevocably constitute and appoint                           ,
                                                  --------------------------
attorney-in-fact to transfer the same on the books of the Company with power of substitution in the premises.



Dated:                                  By:

9